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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 7, 1997
                                                          ---------------

                           UNION FINANCIAL SERVICES-1, INC.
                       (Exact name of registrants as specified
                           in its organizational documents)

       NEVADA                  333-08929                  86-0817755
----------------------    ------------------         -------------------
(Corporation state of       Commission File          (Corporation I.R.S
   incorporation)                Number          Employer Identification No.)


 6991 East Camelback Road, Suite B290, Scottsdale, Arizona           85251
-----------------------------------------------------------       -----------
         (Address of principal executive offices)                  (Zip Code)
       Registrant's telephone number, including area
                   code:  (602) 947-7703


                                    Not Applicable
                                  ------------------
            (Former name or former address, if changes since last report)

                                                             PAGE 1 OF 328 PAGES
                                                 EXHIBIT INDEX APPEARS ON PAGE 5

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ITEM 5.  OTHER EVENTS.

    The registrant is filing this Current Report on Form 8-K in order to file with the Commission its Second Amended and Restated Indenture, excluding Exhibits E-1, E-2, F-1 and F-2 thereto, and the Series 1996C Supplemental Indenture, excluding Exhibits D and E thereto.





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ITEM 7.  EXHIBITS.

99.1 Second Amended and Restated Indenture by and between Union Financial Services-1, Inc., as Issuer, and Norwest Bank Minnesota, National Association, as Trustee, dated as of November 1, 1996, excluding Exhibits E-1, E-2, F-1 and F-2 thereto.

99.2 Series 1996C Supplemental Indenture by and between Union Financial Services-1, Inc. and Norwest Bank Minnesota, National Association dated as of November 1, 1996, excluding Exhibits D and E thereto.



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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNION FINANCIAL SERVICES-1, INC.



Date:  January 7, 1997                 By  /s/  Ronald W. Page
       -----------------------             --------------------------
                                           Ronald W. Page
                                           Secretary


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                                    EXHIBIT INDEX



                                                                 SEQUENTIALLY
EXHIBIT NO.             DESCRIPTION                              NUMBERED PAGE
-----------             -----------                              -------------
99.1  Second Amended and Restated Indenture by and between Union       6
      Financial Services-1, Inc., as Issuer, and Norwest Bank
      Minnesota, National Association, as Trustee, dated as of November 1, 1996, excluding Exhibits E-1, E-2, F-1 and F-2 thereto.

99.2  Series 1996C Supplemental Indenture by and between Union       234
      Financial Services-1, Inc. and Norwest Bank Minnesota,
      National Association dated as of November 1, 1996, excluding Exhibits D and E thereto.